UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

                Investment Company Act file number 811-04750

                       Fenimore Asset Management Trust
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
             --------------------------------------------------
             (Address of principal executive offices) (Zip code)

                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
             --------------------------------------------------
                   (Name and address of agent for service)

     Registrant's telephone number, including area code: 1-800-453-4392

                     Date of fiscal year end: December 31

                   Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The semi-annual report to stockholders is filed herewith.

                                     FAM

                     VALUE FUND [LOGO] EQUITY-INCOME FUND

                 Investor Share Class and Advisor Share Class




                              SEMI-ANNUAL REPORT

                                June 30, 2005

                              Table of Contents

Chairman's Commentary                                                       1

FAM Value Fund                                                              2
   Letter to Shareholders                                                   2
   Performance Summary                                                      5
   Portfolio Data                                                           6
   Expense Data                                                             7
   Statement of Investments                                                 9
   Statement of Assets and Liabilities                                     14
   Statement of Operations                                                 15
   Statement of Changes in Net Assets                                      16
   Notes to Financial Statements                                           17

FAM Equity-Income Fund                                                     22
   Letter to Shareholders                                                  22
   Performance Summary                                                     24
   Portfolio Data                                                          25
   Expense Data                                                            26
   Statement of Investments                                                28
   Statement of Assets and Liabilities                                     32
   Statement of Operations                                                 33
   Statement of Changes in Net Assets                                      34
   Notes to Financial Statements                                           35

Supplemental Information                                                   40

Chairman's Commentary                                                  [LOGO]

July 2005


Dear Fellow Shareholder:

The first half of 2005 has presented investors with many challenges.
Higher energy prices, rising short-term interest rates, inflation pressures, and soaring real estate prices are only some of the most pressing issues for investors to try and cope with. While these may cause concern and confuse many investment decisions, we find more comfort in the following quote from Warren Buffett.

      "We try to price, rather than time, purchases. In our view, it is folly to forego buying shares in an outstanding business whose long-term future is predictable, because of short-term worries about an economy or a stock market that we know to be unpredictable. Why scrap an informed decision because of an uninformed guess?"

                                                      1994 Berkshire Hathaway
                                                                Annual Report

      Sound investing requires fortitude to avoid worrying excessively about the unknown. We find that patience is a rare temperament for most investors. Human nature forces us to do foolish things when we feel that inactivity is not progress. But for most investors, inactivity is a far better decision than reacting to an investment tip where the only real information you have is that the price has increased over the last year. This knee-jerk reaction to price movements rarely leads to good long-term investment decisions.

      While the funds' modest returns to date may make you feel like there is little going on in our investment world, nothing could be further from the truth. Our numerous company visits have been very upbeat. Every company is working industriously to grow the value of its business. Many are streamlining their businesses while, at the same time, creating new opportunities for future growth. You own good companies with good managers who know how to create value. Ultimately, value will provide the source for future returns. We recognize the importance of monitoring value and leave the worrisome price fluctuations to others.

      We thank you for your continued confidence in our investment counsel.

Sincerely,


/s/ Thomas O. Putnam

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.




FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, upon request by calling FAM Funds at (800) 932-3271.

FAM Value Fund                                                         [LOGO]


Dear Fellow Value Fund Shareholder:

Performance results for the six months ended June 30, 2005 for the Investor class shares of the FAM Value fund and market indexes are as follows:

FAM Value Fund                              +1.71%
Russell 2000 Index                          -1.25%
Standard & Poor's 500 Index                 -0.81%

      It has been a disappointing six month period for many investors in the stock market. All the major stock indexes are down for the year. The major headline of the year continues to be high energy prices. The biggest surprise of the year is the decline in long-term interest rates despite continued rate increases by the Federal Reserve.


Best & Worst Performers

Our largest gain came from our investment in construction aggregates which is better known as crushed rock. We own shares of three companies in this industry which contributed almost $12 million in gains this year. The largest contributor was Martin Marietta Materials (+29.6%) with $5.9 million followed closely by Vulcan Materials (+20.1%) which generated $4.2 million in gains. Crushed rock is used in a variety of construction projects including new homes, roads, and commercial buildings. An important fact about rock is that it is heavy, making it expensive to transport over long distances. Therefore, the company that owns a rock quarry closest to a construction site has a unique advantage over other competitors. Martin Marietta and Vulcan are two of the largest companies in this industry and own numerous quarries located in high growth states such as Georgia, Texas, and California.

      Our next best performer was Forest City Enterprises (+23.7%) which contributed over $4 million in gains. Forest City is a national real estate developer with expertise in working in urban areas. The company's core markets include New York City, Washington D.C. and Chicago. This company is a relatively new holding that we purchased in the fall of 2004. At that time we estimated the company had a value in excess of $60 a share and purchased the stock below $55. This is an example of purchasing a company at a discount to its true, or intrinsic, value.

      H&R Block (+20.0%)is a stock we have owned in the past and sold. We repurchased the stock during 2004 and 2005. Concerns about increased competition in the tax business and uncertainty about the company's mortgage business pushed the stock down from $61 into the mid forties. Favorable results so far this year have moved the stock up again and generated a gain of almost $4 million.

      The rest of our top performers include a handful of stocks that had gains in excess of $2 million each. This list includes a mix of new ideas, long-term holdings and merger stocks.

      Two new ideas -- Gentex and Scientific Atlanta -- were quick contributors to our performance. Two long-time holdings, Allied Capital and YUM Brands, also contributed significant gains.

      We had two stocks involved in mergers so far this year. Renal Care Group announced they are selling the company to Fresenius for $48 a share. This is a cash deal that will close by the end of the year. The $48 price is approximately four times what we paid, on a split adjusted basis, for our original shares in Renal Care Group.

      The second company involved in a merger is Movie Gallery. However, Movie Gallery is doing the buying -- not the selling. Movie Gallery agreed to purchase the video rental company Hollywood Video. We disagree with this merger and have sold our entire position.

FAM Value Fund                                                         [LOGO]

When we first purchased Movie Gallery, they were the number one player in video rental stores serving rural areas. We liked this strategy as we believe rural areas have fewer entertainment options and, therefore, less competition. The purchase of Hollywood will change this profile as Hollywood competes head-to-head with Blockbuster in many urban areas. In addition, Movie Gallery will have to borrow a lot of money to complete the acquisition. We prefer companies that have strong balance sheets with little debt. Given the change in strategy and increase in debt, we decided to sell our position.

      About one half of our stocks have a negative return for the first six months of 2005. Fortunately, few of these stocks had a large loss. In fact, only six stocks had a loss of $2 million or more. Our worst performing stock was Ethan Allen, which is down 15% year-to-date. The company is experiencing increased competition from imported furniture and some decrease in consumer demand. The sales results have been disappointing this year. We believe the company has a good plan to deal with these issues. Management has instituted increased advertising to drive people to the stores and redesigned the product line to be more appealing. In addition, the Ethan Allen stores offer a complimentary decorating service to help people furnish their homes. Most importantly, the company is financially strong with no net debt and cash flow from the business in excess of $90 million a year. This cash flow is being used wisely by management to open stores in new or better locations and to repurchase the company's stock.


Management, Management, Management

It has long been said that the three most important words in real estate are location, location, location. If we were asked to name the three most important words in our stock selection process we would probably say -- management, management, management.

      This summer we have a research intern working for us for eight weeks. One day he came into John Fox's office and asked, "How important is management to a company?" One way to answer this question is to analyze the stock returns of an individual company against its industry. To answer our intern's question we looked at the property and casualty insurance industry. This is a good industry to examine because the product is really a commodity. Insurance is nothing more than a promise to pay and buyers routinely seek out the lowest prices. There is nothing special about the product that will account for differences in company performance. Well, what difference can management make? The chart below gives some idea.

                                     Ten Year
                                   Total Return
Company                          at June 30, 2005

White Mountains                        804%
Markel Insurance                       508%
Insurance Industry Average             170%

      In the case of our holdings in the insurance industry, management has made a huge difference generating shareholder returns that have been three to five times greater than the average company. This is why we spend a considerable amount of time traveling to meet the management teams at the companies we own. We are looking for people who exhibit honesty, integrity, and the ability to manage shareholders' capital. While this is a subjective process, getting it right adds a lot of value to our investing process.

FAM Value Fund                                                         [LOGO]


Cash Position

We continue to hold around 20% of the portfolio in cash for the same three reasons we wrote about previously. The reasons are that we are finding few compelling investment opportunities, selectively selling a handful of stocks, and experiencing a steady inflow of new funds.

      In general we have not found a lot of companies selling at discounts to their intrinsic value. There have been spots along the way like April of this year, but the window to buy companies at cheap prices has been very short. Offsetting our purchases are the following significant sales: Movie Gallery, ServiceMaster, and most of our Banknorth position. This last sale is the result of the bank selling a majority interest to TD Financial of Canada in 2004. This merger closed on March 1, 2005 and we have sold most of our shares. Finally, we continue to have a steady inflow of new money from both new and existing shareholders.

      It is not our desire to hold cash and we continue to look for investment opportunities that meet our selection criteria. This letter has given a number of examples of what we look for in a company. There are four key attributes that we look for in any investment. First, the company has to have a business with some unique characteristics to keep out competition. We noted Movie Gallery serving rural customers and Vulcan Materials having the rock quarry with the best location. Second, the company has to be in a strong financial position. Ethan Allen is great example of a financially strong company. Ethan Allen has the highest profit margins in its industry. In addition, the company has very high return on equity, no net debt, and cash profits in excess of $90 million a year. Third, the company has to possess excellent management. Our insurance company investments are great examples of companies with superior management teams. When we find a company with a unique business, strong financials, and excellent management -- we love to buy the stock! However, the stock must be selling at a discount to our calculation of intrinsic value. This is the fourth and final piece of our process, and perhaps the most important. The example in this letter is Forest City. As we wrote earlier, we believed the company was worth more than $60 a share but we were able to purchase the stock in the market below $55. The difference between the true value of the company and our buy price is the margin of safety.

      We continue to look for investment opportunities that meet all four of these tests. Thank you for your confidence and trust.

Sincerely,


/s/ John D. Fox

John D. Fox, CFA
Co-Manager


/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Value Fund --
Performance Summary (Unaudited)                                        [LOGO]


                             Average Annual Total Returns as of June 30, 2005


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)              11.47%        11.51%         13.85%         12.75%           12.68%
  (Advisor Shares)*              10.54%          N/A            N/A            N/A            15.14%*
S&P 500 Index                     6.32%         8.28%         -2.37%          9.94%           11.55%
Russell 2000 Index                9.45%        12.81%          5.71%          9.90%            8.77%

*FAM Value Fund Advisor Shares were launched on July 1, 2003.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


FAM Value Fund -- Portfolio Data (Unaudited)                           [LOGO]

As of June 30, 2005

COMPOSITION OF NET ASSETS

Cash Equivalents                19.5%
Property & Casualty Insurance   10.7%
Banking                          5.8%
Machinery & Equipment            5.8%
Construction Materials           5.7%
Pharmaceuticals                  5.2%
Insurance Agency                 4.1%
Restaurants                      4.1%
Healthcare Services              3.4%
Home Furnishings                 2.9%
Investment Management            2.9%
Retail Apparel                   2.6%
Telecomm & Cable Equipment       2.3%
Auto Parts & Equipment           2.2%
Consumer Services                2.2%
Electronic Equipment             2.2%
Real Estate Development          2.1%
Retail Stores                    2.1%
Other                           14.2%




Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q;
(ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund -- Expense Data (Unaudited)                             [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2004 to 6/30/2005).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Value Fund -- Expense Data (Unaudited)                             [LOGO]


                                  SIX MONTHS ENDED JUNE 30, 2005


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                12/31/2004          6/30/2005        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $1,017.15           $ 5.95*
B.   Advisor Share Class                         $1,000.00          $1,012.36           $10.88**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,019.10           $ 5.96*
D.   Advisor Share Class                         $1,000.00          $1,014.19           $10.89**

 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.19%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.18%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).


FAM Value Fund -- Statement of Investments                             [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

COMMON STOCKS (80.5%)

Auto Parts & Equipment (2.2%) Gentex Corp.
  o designs, develops, manufactures
    and markets electro-optic products,
    including automatic-dimming
    rearview mirrors for the
    automotive industry                            1,240,000   $   22,568,000

Automotive (0.8%)
CarMax, Inc.*
  o specialty retailer of
    used cars and light-trucks
    in the United States                             300,000        7,995,000

Banking (5.8%)
Banknorth Group, Inc.
  o multi-bank holding company
    in Portland, ME                                  100,000        2,980,000
M&T Bank Corporation
  o bank holding company
    located in Buffalo, NY                           143,000       15,037,880
North Fork Bancorporation
  o bank holding company
    located on Long Island, NY                       756,925       21,262,023
TCF Financial Corp.
  o holding company for
    TCF National Bank,
    operating throughout
    the Midwest                                      790,000       20,445,200

                                                                   59,725,103

Computer Software & Services (1.8%)
Reynolds & Reynolds
  o software for
    automotive dealers
    and business forms                               675,400       18,256,062

Construction Materials (5.7%)
Florida Rock Industries
  o basic construction
    materials company                                118,050        8,658,968
Martin Marietta Materials
  o produces aggregates for
    the construction industry                        371,443       25,674,140
Vulcan Materials Company
  o produces, distributes and sells
    construction materials and
    industrial and specialty chemicals               387,165       25,161,853

                                                                   59,494,961

Consumer Products (0.7%)
CSS Industries, Inc.
  o giftware, bows,
    Halloween and Easter
    novelty products                                 222,075        7,515,018

Consumer Services (2.2%)
H&R Block, Inc.
  o leader in individual
    and small business
    tax preparation                                  386,900       22,575,615

                      See Notes to Financial Statements.

FAM Value Fund --
Statement of Investments continued                                     [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

Electronic Components (1.0%)
Littelfuse, Inc.*
  o manufactures fuses and
    circuit protection devices                       360,900   $   10,051,065

Electronic Equipment (2.2%)
American Power Conversion
  o manufactures power
    protection equipment
    for computers                                    449,055       10,593,207
Cognex Corp.
  o develops, manufactures
    and markets machine vision
    systems used to automate
    manufacturing processes                           39,200        1,026,648
Zebra Technologies Corp.*
  o designs, manufactures
    and supports bar code
    label printers                                   258,502       11,319,803

                                                                   22,939,658

Health Care Services (3.4%)
Amsurg Corp.*
  o develops, acquires and operates
    practice-based ambulatory
    surgery centers in partnership
    with physician practice groups
    in the U.S.                                      196,150        5,431,394
Lincare Holdings*
  o provides respiratory
    therapy services to
    patients in the home                             350,000       14,294,000
Pediatrix Medical Group, Inc.*
  o healthcare services company
    focused on physician
    services for newborn,
    maternal-fetal and other
    pediatric subspecialty care                      100,000        7,354,000
Renal Care Group, Inc.*
  o provides dialysis services
    to patients with
    chronic kidney failure                           175,150        8,074,415

                                                                   35,153,809

Home Furnishings (2.9%)
Ethan Allen Interiors, Inc.
  o manufactures and retails
    home furnishings                                 648,175       21,720,344
Mohawk Industries, Inc.*
  o produces floor covering
    products for residential
    and commercial applications                      100,000        8,250,000

                                                                   29,970,344

Insurance Agency (4.1%)
Brown & Brown, Inc.
  o one of the largest independent
    general insurance agencies
    in the U.S.                                      939,848       42,236,769

                      See Notes to Financial Statements.

FAM Value Fund --
Statement of Investments continued                                     [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

Investment Management (2.9%)
Federated Investors, Inc.
  o provides investment
    management products
    and services primarily
    to mutual funds                                1,000,000   $   30,010,000

Life Insurance (1.9%)
Protective Life Corporation
  o individual and group
    life/health insurance
    and guaranteed
    investment contracts                             471,400       19,902,508

Machinery & Equipment (5.8%)
Donaldson Company, Inc.
  o designs, manufactures
    and sells filtration systems
    and replacement parts                            311,200        9,438,696
IDEX Corporation
  o manufactures proprietary,
    highly engineered industrial
    products and pumps                               514,500       19,864,845
Kaydon Corporation
  o custom-engineers products
    including bearings,
    filters, and piston rings                        780,750       21,743,888
Tennant Company
  o manufactures commercial
    and institutional floor
    maintenance equipment
    and products                                     255,075        9,032,206

                                                                   60,079,635

Media (0.5%)
Meredith Corporation
  o magazine publishing
    and tv broadcasting                              110,450        5,418,677

Pharmaceuticals (5.2%)
Barr Pharmaceuticals*
  o specialty pharmaceutical
    company that develops,
    manufactures and markets
    both generic and
    pharmaceutical products                          509,000       24,808,660
Forest Laboratories, Inc.*
  o develops, manufactures
    and sells prescription
    and non-prescription
    pharmaceutical products                          226,000        8,780,100
Watson Pharmaceuticals*
  o manufactures proprietary
    and off-patent
    pharmaceutical products                          680,600       20,118,536

                                                                   53,707,296

Property and Casualty Insurance (10.7%)
Berkshire Hathaway Inc.*
  o holding company for
    various insurance
    and industrial companies                             255       21,292,500
Markel Corporation*
  o sells specialty insurance products                58,900       19,967,100
Montpelier Re Holdings Ltd.
  o provides property and casualty
    reinsurance and insurance products               194,875        6,738,778

                      See Notes to Financial Statements.

FAM Value Fund --
Statement of Investments continued                                     [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

Property and Casualty
  Insurance (10.7%) continued
White Mountains Ins. Grp., Ltd.
  o personal property and casualty,
    and reinsurance                                  100,275   $   63,263,497

                                                                  111,261,875

Publishing (1.2%)
John Wiley & Sons, Inc.
  o publisher of print and electronic
    products, specializing in scientific,
    technical professional and
    medical books and journals                       301,700       11,986,541

Real Estate Development (2.1%)
Forest City Enterprise
  o ownership, development,
    management and
    acquisition of commercial
    and residential
    real estate properties                           300,000       21,300,000

Recreation and Entertainment (1.9%)
International Speedway Corporation
  o owns and operates
    auto racing tracks
    including Daytona                                342,988       19,296,505

Recreation Vehicles (0.4%)
Winnebago Industries
  o manufacturer of self-contained
    recreational vehicles used
    primarily in leisure travel                      126,900        4,155,975

Registered Investment Company (1.8%)
Allied Capital Corp
  o venture capital corporation
    for entrepreneurs
    and management                                   636,391       18,525,342

Restaurants (4.1%)
Outback Steakhouse
  o operates a diversified restaurant
    system including Outback
    Steakhouse, Carrabba's Italian
    Grill, Roy's and Bonefish Grill                  470,800       21,298,992
YUM! Brands, Inc.
  o quick service restaurants
    including KFC,
    Pizza Hut and Taco Bell                          416,800       21,706,944

                                                                   43,005,936

Retail Apparel (2.6%)
Jones Apparel Group, Inc.
  o designs and markets apparel                      306,000        9,498,240
Liz Claiborne, Inc.
  o designs and markets an
    extensive range of branded
    men's and women's apparel,
    accessories and fragrance                        448,650       17,838,324

                                                                   27,336,564

                      See Notes to Financial Statements.

FAM Value Fund --
Statement of Investments continued                                     [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

Retail Stores (2.1%)
Ross Stores, Inc.
  o chain of off-price
    retail apparel and
    home accessories stores                          553,300   $   15,995,903
Whole Foods Market, Inc.
  o national grocery
    store selling organic
    and natural products                              50,000        5,915,000

                                                                   21,910,903

Telecomm & Cable Equipment (2.3%)
Scientific-Atlanta, Inc.
  o manufacturer of electronic
    test equipment for
    antennas and electronics                         720,000       23,954,400

Telecommunications Services (1.5%)
Commonwealth Telephone Enterprises, Inc.
  o provides telephony
    and related services in
    Pennsylvania markets as
    a rural local exchange carrier                   320,250       13,421,677
Hickory Tech Corp.
  o small local telephone company
    in Minnesota                                     258,800        2,088,516

                                                                   15,510,193

Wholesale Distribution (0.9%)
SCP Pool Corp.
  o wholesale distributor of
    swimming pool supplies                           275,950        9,683,085

Total Common Stocks (Cost $527,504,786)                        $  835,526,839


TEMPORARY INVESTMENTS (19.5%)
Money Market Fund (3.2%)
First American Treasury Fund                      33,044,006       33,044,006

U.S. Government Obligations (16.3%)               PRINCIPAL
U.S. Treasury Bill, 2.8%,
  with maturity to 7/28/05                      $ 70,000,000       69,855,100
U.S. Treasury Bill, 2.9%,
  with maturity to 8/4/05                       $100,000,000       99,734,753

Total Temporary Investments (Cost $202,633,859)                $  202,633,859

Total Investments (Cost $730,138,645) (100%)                   $1,038,160,698

*Non-income producing securities.

                      See Notes to Financial Statements.

FAM Value Fund                                                         [LOGO]

June 30, 2005 (Unaudited)

                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $730,138,645)          $1,038,160,698
Cash                                                                   20,092
Receivable for investment securities sold                           1,156,870
Dividends and interest receivable                                     385,576

        Total Assets                                            1,039,723,236

Liabilities
Accrued investment advisory fees                                      843,523
Accrued shareholder servicing and administrative fee                   98,261
Accrued expenses                                                      143,636

        Total Liabilities                                           1,085,420

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest           $  713,721,699
Undistributed net investment income                                 5,839,203
Accumulated net realized gain                                      11,054,861
Net unrealized appreciation                                       308,022,053

        Net Assets                                             $1,038,637,816

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $1,031,739,237 and 21,745,386 shares outstanding                    $47.45
  Advisor Class Shares -- based on net assets of
   $6,898,579 and 147,800 shares outstanding                           $46.68

                      See Notes to Financial Statements.

FAM Value Fund                                                         [LOGO]

Six Months Ended June 30, 2005 (Unaudited)

                           STATEMENT OF OPERATIONS

INVESTMENT INCOME
 Income
   Dividends                                                      $ 9,338,677
   Interest                                                         2,308,546

        Total Investment Income                                    11,647,223

 Expenses
   Investment advisory fee (Note 2)                                 4,805,393
   Administrative fee (Note 2)                                        349,625
   Shareholder servicing and related expenses (Note 2)                216,808
   Printing and mailing                                               111,935
   Professional fees                                                   53,108
   Registration fees                                                   81,088
   Custodial fees                                                      57,581
   Trustees                                                            21,620
   Distribution and Service Fees --
     Advisor Class Shares (Note 2)                                     30,508
   Other                                                               67,585

        Total Expenses                                              5,795,251

          Net Investment Income                                     5,851,972

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                 11,050,933
  Unrealized appreciation of investments                            1,272,206

        Net Gain on Investments                                    12,323,139

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $18,175,111

                      See Notes to Financial Statements.

FAM Value Fund                                                         [LOGO]

Six Months Ended June 30, 2005 (Unaudited) and Year Ended December 31, 2004

                      STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months        Year Ended
                                              Ended June 30,     December 31,
                                                   2005              2004

CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                       $    5,851,972     $  1,371,796
  Net realized gain on investments                11,050,933       26,079,518
  Unrealized appreciation of investments           1,272,206       90,927,530

  Net Increase in Net Assets
   From Operations                                18,175,111      118,378,844

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                        --       (1,369,456)
    Advisor Class                                         --               --
  Net realized gain on investments
    Investor Class                                        --      (25,922,806)
    Advisor Class                                         --         (155,391)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                     99,241,688      250,148,458

  Total Increase in Net Assets                   117,416,799      341,079,649

NET ASSETS:
  Beginning of period                            921,221,017      580,141,368

  End of period                               $1,038,637,816     $921,221,017

                      See Notes to Financial Statements.

FAM Value Fund --
Notes to Financial Statements (Unaudited)                              [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets, up to $1 billion, then 0.95% in the amount in excess of $1 billion. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

FAM Value Fund --
Notes to Financial Statements (Unaudited)                              [LOGO]

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the period ended June 30, 2005 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2005.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the period ended June 30, 2005, shareholder servicing agent fees paid to FSS amounted to $216,808. Additionally, FSS serves as the fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Shares of Beneficial Interest

At June 30, 2005 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2005, redemption fees amounted to $272. Transactions were as follows:



                                         SIX MONTHS ENDED 6/30/05               YEAR ENDED 12/31/04

                                          Shares          Amount             Shares          Amount

Shares sold
   Investor Class                       3,645,105     $168,470,108         6,941,006     $305,578,670
   Advisor Class                           33,234        1,517,352            78,299        3,389,620
Shares issued on
 reinvestment of dividends
   Investor Class                              --               --           570,943       26,605,930
   Advisor Class                               --               --             3,219          148,242
Shares redeemed
   Investor Class                      (1,528,389)     (70,549,985)       (1,945,037)     (85,537,860)
   Advisor Class                           (4,265)        (195,787)             (829)         (36,144)

Net Increase from Investor Class
 Share Transactions                     2,116,716     $ 97,920,123         5,566,912     $246,646,740

Net Increase from Advisor Class
 Share Transactions                        28,969     $  1,321,565            80,689     $  3,501,718


FAM Value Fund --
Notes to Financial Statements (Unaudited)                              [LOGO]


Note 4. Investment Transactions

During the period ended June 30, 2005, purchases and sales of investment securities, other than short term obligations were $123,248,782 and $39,811,747. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

        Unrealized appreciation                     $313,268,308
        Unrealized depreciation                       (5,246,255)

          Net unrealized appreciation               $308,022,053


Note 5. Line of Credit

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $100,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2005 when any advances are to be repaid. During the period ended June 30, 2005 no amounts were drawn from the available line.


Note 6. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Value Fund --
Notes to Financial Statements                                          [LOGO]


Note 7. Financial Highlights


                                    FAM VALUE FUND -- INVESTOR CLASS SHARES

                                      Six Months
                                    Ended June 30,
                                      (Unaudited)                 Years Ended December 31,
Per share information
(For a share outstanding
throughout the period)                     2005          2004       2003       2002        2001       2000

Net asset value,
 beginning of period                 $    46.65      $  41.15   $  33.69   $  36.17    $  32.70   $  31.35

Income from investment operations:
  Net investment income++                  0.28          0.09       0.10       0.11        0.17       0.36
  Net realized and unrealized
   gain (loss) on investments              0.52          6.84       8.32      (2.04)       4.77       5.38

  Total from investment
   operations                              0.80          6.93       8.42      (1.93)       4.94       5.74

Less distributions:
  Dividends from net
   investment income                         --         (0.07)     (0.09)     (0.11)      (0.17)     (0.36)
  Distributions from net
   realized gains                            --         (1.36)     (0.87)     (0.44)      (1.30)     (4.03)

  Total distributions                        --         (1.43)     (0.96)     (0.55)      (1.47)     (4.39)

Change in net asset value
 for the period                            0.80          5.50       7.46      (2.48)       3.47       1.35

Net asset value, end of period       $    47.45      $  46.65   $  41.15   $  33.69    $  36.17   $  32.70

Total Return                               1.71%*       16.86%     24.98%     (5.33)%     15.07%     19.21%

Ratios/supplemental data
Net assets, end of period (000)      $1,031,739      $915,742   $578,579   $469,277    $501,417   $366,948

Ratios to average net assets of:
  Expenses                                 1.19%**       1.20%      1.24%      1.21%       1.21%      1.26%
  Net investment income                    1.21%**       0.20%      0.26%      0.30%       0.56%      1.08%
Portfolio turnover rate                    5.12%        10.29%      9.43%     17.51%       9.62%      9.53%

++Based on average shares outstanding.

 *Not Annualized

**Annualized


FAM Value Fund --
Notes to Financial Statements                                          [LOGO]


Note 7. Financial Highlights (continued)


                                   FAM VALUE FUND -- ADVISOR CLASS SHARES


                                                                 Six Months
                                                                Ended June 30,   Year Ended   Period Ended
                                                                 (Unaudited)    December 31,  December 31,
Per share information
(For a share outstanding throughout the period)                      2005           2004          2003+

Net asset value, beginning of period                               $46.11         $40.96        $37.10

Income from investment operations:
  Net investment income (loss)++                                    (0.10)         (0.35)         0.00
  Net realized and unrealized gain on investments                    0.67           4.34          4.82

  Total from investment operations                                   0.57           3.99          4.82

Less distributions:
  Dividends from net investment income                                 --             --         (0.09)
  Distributions from net realized gains                                --          (1.36)        (0.87)

  Total distributions                                                  --          (1.36)        (0.96)

Change in net asset value for the period                             0.57           2.63          3.86

Net asset value, end of period                                     $46.68         $46.11        $40.96

Total Return                                                         1.24%*        15.91%        12.99%*

Ratios/supplemental data
Net assets, end of period (000)                                    $6,899         $5,479        $1,562

Ratios to average net assets of:
  Expenses                                                           2.18%**        2.20%         2.25%**
  Net investment income (loss)                                       0.22%**       (0.80)%       (0.02)%**
Portfolio turnover rate                                              5.12%         10.29%         9.43%

 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.


FAM Equity-Income Fund                                                 [LOGO]


Dear Fellow Equity-Income Fund Shareholder:

The FAM Equity-Income Fund's Investor Class turned in positive results for the first six months of the year, gaining 3.48%. We are pleased with this performance since the overall market, concerned with the negative headlines in the newspapers, was stuck in negative territory for the same period.

                                  6 Month Return

Dow Industrials                       -3.65%
S&P 500                               -0.81%
NASDAQ                                -5.12%
Russell 2000                          -1.25%

      We entered the year with cash representing nearly 20% of the assets of the fund. As we have said before, we won't deploy the cash unless we see compelling opportunities. We would rather hold a significant cash balance than risk your hard earned capital buying something we think will generate only a mediocre return. Over the last six months we saw some selected opportunities and acted quickly to build our positions. We ended June with 10.4% of cash despite the positive cash inflows that we experienced so far this year. In short, we put a lot of money to work. This is the lowest cash position ever for the fund.


Best and Worst Performing Companies

The crushed rock companies again led the pack in performance. Martin
Marietta Materials (+29.6%) and Vulcan Materials (+20.1%) both benefited from an increase in construction spending. Both companies reported shipping higher volumes and were able to put in significant price increases as well.

      H&R Block (+20%) continued to see strength in its mortgage business. Despite the tax year being a little disappointing, management believes they can tweak their operations and achieve better results next year. The stock rose smartly when management raised their guidance for the following year.

      The company that had the largest negative impact on the Fund, in dollar terms, for the six-month period was Ethan Allen Interiors (-15.5%). This furniture manufacturer and retailer is facing greater price competition as more furniture is imported from China at lower prices. The company has done a good job at maintaining its profitability on manufacturing but has lost some margin on the retail end of the business. We are monitoring the situation closely.

      The company that had the next largest negative impact on the Fund in dollar terms was Hickory Tech (-22.3%). This rural Minnesota based local telephone company has struggled as the telecom environment has become more challenging. We expect that the stock will perform better once some of the regulatory issues in the industry are straightened out.


Investing is All About Patience and Discipline

We try to find great companies in which to invest your hard earned money. These companies must have four attributes in order to be attractive to us.

      We want:

      o   Good businesses that are leaders in what they do,

      o   Financially strong with little, or no, debt,

FAM Equity-Income Fund                                                 [LOGO]

      o Honest and ethical management who have a proven ability to increase the intrinsic value of the company over time, and

      o A compelling valuation that not only provides an opportunity for great appreciation but also a margin of safety in case we misjudged any of the first three elements.

      The first three criteria are the easiest when it comes to investing. Valuation, however, is the difficult part. Once we have calculated the value of a company, often the price in the market is higher than where we would buy the stock. This is where patience and discipline come in. Sometimes it takes years of following a company before the stock sells below what we think the company is worth.

      A prime example is Donaldson (NYSE: DCI). We first visited with the company and started following it in 2000. The company is a leader in the filtration business. It is financially strong and earns a high return on its invested capital. In addition, the management team has established a terrific track record of growing the business. Our only problem was the company was selling slightly above our estimate of intrinsic value and, therefore, provided no margin of safety. We visited the company every year waiting for our chance to take a position. Finally, after five years of following the company and five annual treks to their headquarters in Minnesota, we were able to buy our first shares in April of this year.

      It's interesting to note that the price of the stock went up every year; however, the value of the company increased at a faster rate than the stock price. This is what a good management team can do. It also demonstrates our patience and our discipline in not paying above what we thought the company was worth. An added benefit of this approach is that when we finally did buy shares in Donaldson, we knew a lot more about the company and the industry than we did after our initial visit in 2000. We like to think that knowing more about a company, rather than less, improves the odds of success in making an investment.


Outlook

We continue to think that this is a stock picker's market. There is no shortage of things for investors to worry about which leads to short-term volatility. Since we place more emphasis on long-term trends rather than shorter term events, this plays to our strength. We are focused on adding to positions that are selling well below what we think they are worth, as well as finding new opportunities with favorable return potential. We will continue to work diligently to generate an acceptable return for shareholders.

Sincerely,


/s/ Paul Hogan

Paul Hogan, CFA
Co-Manager


/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund --
Performance Summary (Unaudited)                                        [LOGO]


                             Average Annual Total Returns as of June 30, 2005


                                                                                           Life of Fund
                                               1-Year         3-Year         5-Year          (4/1/96)

FAM Equity-Income Fund
  (Investor Shares)                            13.15%         10.08%         14.88%           11.40%
  (Advisor Shares)*                            12.13%           N/A            N/A            13.09%*
S&P 500 Index                                   6.32%          8.28%         -2.37%            8.55%
Russell 2000 Index                              9.45%         12.81%          5.71%            8.85%

*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


FAM Equity-Income Fund --
Portfolio Data (Unaudited)                                             [LOGO]

As of June 30, 2005

COMPOSITION OF NET ASSETS

Cash Equivalents                10.4%
Publishing                       8.3%
Machinery & Equipment            7.9%
Construction Materials           6.9%
Banking                          6.4%
Property & Casualty Insurance    5.6%
Telecomm & Cable Equipment       5.5%
Auto Parts & Equipment           5.3%
Investment Management            4.9%
Retail Apparel                   4.5%
Consumer Services                4.2%
Home Furnishings                 3.8%
Restaurants                      3.5%
Retail Stores                    3.4%
Registered Investment
  Companies                      3.2%
Recreation & Entertainment       3.0%
Life Insurance                   2.6%
Commercial Services              2.3%
Other                            8.3%




Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q;
(ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund --
Expense Data (Unaudited)                                               [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2004 to 6/30/2005).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Equity-Income Fund --
Expense Data (Unaudited)                                               [LOGO]


                                    SIX MONTHS ENDED JUNE 30, 2005


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                12/31/2004          6/30/2005        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $1,034.77           $ 6.51*
B.   Advisor Share Class                         $1,000.00          $1,029.96           $11.48**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,018.60           $ 6.46*
D.   Advisor Share Class                         $1,000.00          $1,013.69           $11.38**

 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.29%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.28%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).


FAM Equity-Income Fund --
Statement of Investments                                               [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

COMMON STOCKS (89.6%)

Auto Parts & Equipment (5.3%)
Gentex Corp.
  o designs, develops,
    manufactures and markets
    electro-optic products,
    including automatic-dimming
    rearview mirrors for the
    automotive industry                              510,000     $  9,282,000

Banking (6.4%)
North Fork Bancorporation
  o bank holding company
    located on Long Island, NY                       219,500        6,165,755
TCF Financial Corp.
  o holding company for
    TCF National Bank,
    operating throughout
    the Midwest                                      193,000        4,994,840

                                                                   11,160,595

Commercial Services (2.3%)
McGrath RentCorp
  o modular building and
    electronic test equipment
    rentals, subsidiary
    classroom manufacturing                          170,000        4,029,000

Computer Software & Services (0.8%)
Reynolds & Reynolds
  o software for automotive
    dealers and business forms                        52,600        1,421,778

Construction Materials (6.9%)
Florida Rock Industries
  o basic construction
    materials company                                 28,000        2,053,800
Martin Marietta Materials
  o produces aggregates for
    the construction industry                         63,000        4,354,560
Vulcan Materials Company
  o produces, distributes and
    sells construction materials
    and industrial and
    specialty chemicals                               85,500        5,556,645

                                                                   11,965,005

Consumer Services (4.2%)
H&R Block, Inc.
  o leader in individual
    and small business
    tax preparation                                  125,750        7,337,513

Electronic Equipment (0.7%)
Cognex Corp.
  o develops, manufactures
    and markets machine vision
    systems used to automate
    manufacturing processes                           45,700        1,196,883

                      See Notes to Financial Statements.

FAM Equity-Income Fund --
Statement of Investments continued                                     [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

Home Furnishings (3.8%)
Ethan Allen Interiors
  o manufactures and
    retails home furnishings                         198,200     $  6,641,682

Insurance Agency (1.6%)
Brown & Brown, Inc.
  o one of the largest
    independent general
    insurance agencies in the U.S.                    60,600        2,723,364

Investment Management (4.9%)
Federated Investors
  o provides investment
    management products
    and services primarily
    to mutual funds                                  285,900        8,579,859

Life Insurance (2.6%)
Protective Life Corporation
  o individual and group
    life/health insurance and
    guaranteed investment contracts                  108,219        4,569,006

Machinery & Equipment (7.9%)
Donaldson Company, Inc.
  o designs, manufactures
    and sells filtration systems
    and replacement parts                             88,800        2,693,304
IDEX Corporation
  o manufactures proprietary,
    highly engineered
    industrial products
    and pumps                                        134,137        5,179,030
Kaydon Corporation
  o custom-engineers products
    including bearings,
    filters, and piston rings                        124,000        3,453,400
Tennant Company
  o manufactures commercial
    and institutional floor
    maintenance equipment
    and products                                      69,295        2,453,735

                                                                   13,779,470

Media (1.6%)
Meredith Corporation
  o magazine publishing
    and tv broadcasting                               55,300        2,713,018

Property and Casualty Insurance (5.6%)
Montpelier Re Holdings Ltd.
  o provides property
    and casualty reinsurance
    and insurance products                            90,075        3,114,794
White Mountains Ins. Grp., Ltd.
  o personal property and
    casualty, and reinsurance                         10,575        6,671,767

                                                                    9,786,561

                      See Notes to Financial Statements.

FAM Equity-Income Fund --
Statement of Investments continued                                     [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

Publishing (8.3%)
Courier Corporation
  o manufactures and
    publishes specialty books,
    including Dover Publications                     197,250     $  7,576,373
John Wiley & Sons, Inc.
  o publisher of print and
    electronic products,
    specializing in scientific,
    technical professional
    and medical books
    and journals                                     172,650        6,859,384

                                                                   14,435,757

Recreation and Entertainment (3.0%)
International Speedway Corporation
  o owns and operates
    auto racing tracks
    including Daytona                                 91,400        5,142,164

Recreation Vehicles (1.9%)
Winnebago Industries
  o manufacturer of
    self-contained recreational
    vehicles used primarily
    in leisure travel                                103,500        3,389,625

Registered Investment Company (3.2%)
Allied Capital Corp.
  o venture capital corporation
    for entrepreneurs
    and management                                   193,714        5,639,015

Restaurants (3.5%)
Outback Steakhouse
  o operates a diversified
    restaurant system including
    Outback Steakhouse,
    Carrabba's Italian Grill,
    Roy's and Bonefish Grill                         134,850        6,100,614

Retail Apparel (4.5%)
Liz Claiborne, Inc.
  o designs and markets an
    extensive range of branded
    men's and women's apparel,
    accessories and fragrance                        198,925        7,909,258

Retail Stores (3.4%)
Ross Stores, Inc.
  o chain of off-price
    retail apparel and
    home accessories stores                          202,441        5,852,569

Telecomm & Cable Equipment (5.5%)
Scientific-Atlanta, Inc.
  o manufacturer of
    electronic test equipment
    for antennas and electronics                     287,300        9,558,471

                      See Notes to Financial Statements.

FAM Equity-Income Fund --
Statement of Investments continued                                     [LOGO]

June 30, 2005 (Unaudited)

                                                     SHARES          VALUE

Telecommunications Services (1.7%)
Hickory Tech Corp.
  o small local telephone
    company in Minnesota                             370,848     $  2,992,743

Total Common Stocks (Cost $122,194,641)                          $156,205,950


TEMPORARY INVESTMENTS (10.4%)
Money Market Fund (3.5%)
First American Treasury Fund                       6,106,574        6,106,574

U.S. Government Obligations (6.9%)                PRINCIPAL
U.S. Treasury Bill, 2.9%,
  with maturity to 8/4/05                        $12,000,000       11,968,170

Total Temporary Investments (Cost $18,074,744)                   $ 18,074,744

Total Investments (Cost $140,269,385) (100%)                     $174,280,694

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

June 30, 2005 (Unaudited)

                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $140,269,385)            $174,280,694
Cash                                                                    3,882
Dividends and interest receivable                                     121,876

        Total Assets                                              174,406,452

Liabilities
Accrued investment advisory fee                                       139,941
Accrued shareholder servicing and administrative fees                  16,432
Accrued expenses                                                       51,583

        Total Liabilities                                             207,956

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest             $138,597,261
Undistributed net investment income                                     3,633
Accumulated net realized gain                                       1,586,293
Net unrealized appreciation                                        34,011,309

        Net Assets                                               $174,198,496

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $170,552,327 and 8,071,770 shares outstanding                       $21.13
  Advisor Class Shares -- based on net assets of
   $3,646,169 and 173,883 shares outstanding                           $20.97

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

Six Months Ended June 30, 2005 (Unaudited)

                           STATEMENT OF OPERATIONS

INVESTMENT INCOME
 Income
   Dividends                                                       $1,264,355
   Interest                                                           277,253

        Total Investment Income                                     1,541,608

 Expenses
   Investment advisory fee (Note 2)                                   788,277
   Administrative fee (Note 2)                                         59,121
   Shareholder servicing and related expenses (Note 2)                 33,718
   Printing and mailing                                                30,792
   Professional fees                                                   13,209
   Registration fees                                                   31,929
   Custodial fees                                                      11,955
   Trustees                                                            21,620
   Distribution and Service Fees --
     Advisor Class Shares (Note 2)                                     16,087
   Other                                                               36,655

        Total Expenses                                              1,043,363

          Net Investment Income                                       498,245

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  1,585,220
  Unrealized appreciation of investments                            3,768,539

        Net Gain on Investments                                     5,353,759

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $5,852,004

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

Six Months Ended June 30, 2005 (Unaudited) and Year Ended December 31, 2004

                      STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months       Year Ended
                                               Ended June 30,    December 31,
                                                    2005             2004

CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                         $    498,245     $    989,166
  Net realized gain on investments                 1,585,220        1,411,947
  Unrealized appreciation of investments           3,768,539       14,804,880

  Net Increase in Net Assets
   From Operations                                 5,852,004       17,205,993

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                  (490,092)        (988,832)
    Advisor Class                                         --               --
  Net realized gain on investments
    Investor Class                                        --       (1,382,887)
    Advisor Class                                         --          (28,400)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                     17,043,730       21,501,560

  Total Increase in Net Assets                    22,405,642       36,307,434

NET ASSETS:
  Beginning of period                            151,792,854      115,485,420

  End of period                                 $174,198,496     $151,792,854

                      See Notes to Financial Statements.

FAM Equity-Income Fund --
Notes to Financial Statements (Unaudited)                              [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

FAM Equity-Income Fund --
Notes to Financial Statements (Unaudited)                              [LOGO]

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the period ended June 30, 2005 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2005.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the period ended June 30, 2005, shareholder servicing agent fees paid to FSS amounted to $33,718. Additionally, FSS serves as the fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Shares of Beneficial Interest

At June 30, 2005 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2005, redemption fees amounted to $150. Transactions were as follows:



                                         SIX MONTHS ENDED 6/30/05               YEAR ENDED 12/31/04

                                          Shares          Amount             Shares          Amount

Shares sold
   Investor Class                       1,742,617     $ 35,364,921         3,058,255     $ 58,431,438
   Advisor Class                           30,580          615,305            82,587        1,557,644
Shares issued on
 reinvestment of distributions
   Investor Class                          22,651          469,203           114,463        2,279,902
   Advisor Class                               --               --             1,365           27,776
Shares redeemed
   Investor Class                        (957,576)     (19,304,062)       (2,158,122)     (40,663,554)
   Advisor Class                           (4,892)        (101,637)           (6,787)        (131,646)

Net Increase from Investor Class
 Share Transactions                       807,692     $ 16,530,062         1,014,596     $ 20,047,786

Net Increase from Advisor Class
 Share Transactions                        25,688     $    513,668            77,165     $  1,453,774


FAM Equity-Income Fund --
Notes to Financial Statements (Unaudited)                              [LOGO]


Note 4. Investment Transactions

During the period ended June 30, 2005, purchases and sales of investment securities, other than short term obligations were $38,994,440 and $10,719,170. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                      $35,849,123
           Unrealized depreciation                       (1,837,814)

             Net unrealized appreciation                $34,011,309


Note 5. Line of Credit

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $30,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2005 when any advances are to be repaid. During the period ended June 30, 2005 no amounts were drawn from the available line.


Note 6. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FAM Equity-Income Fund --
Notes to Financial Statements                                          [LOGO]


Note 7. Financial Highlights


                               FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES


                                       Six Months
                                     Ended June 30,
                                       (Unaudited)                  Years Ended December 31,

Per share information
(For a share outstanding
throughout the period)                     2005          2004       2003       2002       2001       2000

Net asset value,
 beginning of period                   $  20.48      $  18.27   $  15.45    $ 16.05    $ 13.47     $12.31

Income from investment operations:
  Net investment income++                  0.06          0.15       0.12       0.12       0.19       0.31
  Net realized and unrealized
   gain (loss) on investments              0.65          2.40       3.00      (0.48)      2.58       1.76

  Total from investment
   operations                              0.71          2.55       3.12      (0.36)      2.77       2.07

Less distributions:
  Dividends from net
   investment income                      (0.06)        (0.15)     (0.12)     (0.12)     (0.19)     (0.31)
  Distributions from net
   realized gains                            --         (0.19)     (0.18)     (0.12)        --      (0.60)

  Total distributions                     (0.06)        (0.34)     (0.30)     (0.24)     (0.19)     (0.91)

Change in net asset value
 for the period                            0.65          2.21       2.82      (0.60)      2.58       1.16

Net asset value, end of period         $  21.13      $  20.48   $  18.27    $ 15.45    $ 16.05     $13.47

Total Return                               3.48%*       14.04%     20.30%     (2.25)%    20.79%     17.18%

Ratios/supplemental data
Net assets, end of period (000)        $170,552      $148,776   $114,194    $73,969    $31,194     $6,892

Ratios to average net assets of:
  Expenses, total                          1.29%**       1.27%      1.28%      1.37%      1.56%      2.27%
  Expenses, net of fees waived and
   expenses assumed by advisor             1.29%**       1.27%      1.28%      1.37%      1.50%      1.50%
  Net investment income                    0.65%**       0.79%      0.73%      0.84%      1.29%      2.33%
Portfolio turnover rate                    7.87%        17.64%      6.46%      7.11%      2.79%     16.59%

++Based on average shares outstanding.

 *Not Annualized

**Annualized


FAM Equity-Income Fund --
Notes to Financial Statements                                          [LOGO]


Note 7. Financial Highlights (continued)


                           FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES


                                                                 Six Months
                                                               Ended June 30,     Year Ended    Period Ended
                                                                 (Unaudited)      December 31,   December 31,
Per share information
(For a share outstanding throughout the period)                      2005             2004          2003+

Net asset value, beginning of period                               $20.36           $18.18        $16.77

Income from investment operations:
  Net investment income (loss)++                                    (0.04)           (0.04)         0.10
  Net realized and unrealized gain on investments                    0.65             2.41          1.54

  Total from investment operations                                   0.61             2.37          1.64

Less distributions:
  Dividends from net investment income                                 --               --         (0.05)
  Distributions from net realized gains                                --            (0.19)        (0.18)

  Total distributions                                                  --            (0.19)        (0.23)

Change in net asset value for the period                             0.61             2.18          1.41

Net asset value, end of period                                     $20.97           $20.36        $18.18

Total Return                                                         3.00%*          13.05%         9.83%*

Ratios/supplemental data
Net assets, end of period (000)                                    $3,646           $3,017        $1,291

Ratios to average net assets of:
  Expenses                                                           2.28%**          2.27%         2.28%**
  Net investment income (loss)                                      (0.35)%**        (0.21)%        1.10%**
Portfolio turnover rate                                              7.87%           17.64%         6.46%

 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.


FAM Funds --
Supplemental Information (Unaudited)                                   [LOGO]

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Commission's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds' Website at http://FAMFunds.com; (ii) or on the Commission's website at http://www.sec.gov.

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY


Custodian
U.S. Bank, N.A.
Cincinnati, OH


Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY


Trustees
David A. Hughey,
 Independent Chairman
Fred "Chico" Lager
John J. McCormack, Jr.
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich


Legal Counsel
Dechert, LLP
Washington, DC


Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY


Distributor
Fenimore Securities, Inc.
Cobleskill, NY




[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

Item 2. Code of Ethics.

Not applicable.


Item 3. Audit Committee Financial Expert.

Not applicable.


Item 4. Principal Accountant Fees and Services.

Not applicable.


Item 5. Audit Committee of Listed Registrants

Not Applicable.


Item 6. Schedule of Investments

Included as part of Report to Shareholders filed under item 1.


Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.


Item 8. Portfolio Managers of  Closed-End Investment Companies.

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                   Fenimore Asset Management Trust
             ----------------------------------------------------------------


By (Signature and Title)*      /s/ Thomas O. Putnam
                          ---------------------------------------------------
                               Thomas O. Putnam, President


Date      August 12, 2005
     ------------------------------------------------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Thomas O. Putnam
                          --------------------------------------------------
                               Thomas O. Putnam, President


Date      August 12, 2005
     ------------------------------------------------------------------------


By (Signature and Title)*      /s/ Joseph A. Bucci
                          ---------------------------------------------------
                               Joseph A. Bucci, Treasurer


Date      August 12, 2005
     ------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.